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Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Intraware, Inc. (the "Company") on Form 10-K for the period ended February 29, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K"), I, Peter H. Jackson, Chairman, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

        (1)   The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

        (2)   The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 4, 2004

/s/ PETER H. JACKSON Peter H. Jackson
Chairman, Chief Executive Officer and President of Intraware, Inc. (Principal Executive Officer)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Intraware, Inc. (the "Company") on Form 10-K for the period ended February 29, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K"), I, Wendy A. Nieto, Chief Financial Officer and Executive Vice President of Technology and Operations, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

        (1)   The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

        (2)   The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 4, 2004

/s/ WENDY A. NIETO Wendy A. Nieto
Chief Financial Officer and Executive Vice President of Technology and Operations of Intraware, Inc. (Chief Financial Officer)

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002